Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Millennium Biotechnologies, Inc. (the "Company") on Form 10-QSB For the quarter ended August 30, 2004 (the "Form 10-QSB"), I, Frank Guarino, Chief Financial Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Company's Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Security Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2004                           By:  /s/ Frank Guarino
                                                      -----------------------
                                                      Frank Guarino
                                                      Chief Financial Officer